Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Replimune Group, Inc. (the "Company") for the fiscal year ended March 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Philip Astley-Sparke, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 19, 2022	By:	/s/ PHILIP ASTLEY-SPARKE
Philip Astley-Sparke Chief Executive Officer (Principal Executive Officer)